UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007

VISA INC.

(Exact name of registrant as specified in its charter)

Delaware	333-143966	26-0267673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 932-2100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On November 9, 2007, the settlement agreement between Visa Inc., Visa U.S.A. Inc., Visa International Service Association and American Express to settle previously disclosed litigation, American Express Travel Related Services Co., Inc. v. Visa U.S.A. Inc. et al, that has been pending since 2004, became effective upon the receipt of the requisite approval of Visa U.S.A.’s member financial institutions. The settlement agreement is described in Item 8.01 of Visa Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2007 which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: November 13, 2007	By:	/s/ Joseph W. Saunders
	Name:	Joseph W. Saunders
	Title:	Chief Executive Officer and Chairman of the Board of Directors